                                                                   EXHIBIT 10.20

                                 LOAN AGREEMENT

                                  BY AND AMONG



================================================================================

                     ILLINOIS DEVELOPMENT FINANCE AUTHORITY,
            a political subdivision, body politic and corporate duly
                    organized and existing under the laws of
                             the State of Illinois,


                                  M-WAVE, INC.,
                             a Delaware corporation


                                       and


                              POLY CIRCUITS, INC.,
                             an Illinois corporation

================================================================================


                                   RELATING TO

                $8,100,000 Illinois Development Finance Authority
            Variable Rate Demand Industrial Development Revenue Bonds
                       (M-Wave, Inc. Project), Series 2001



                            Dated as of July 1, 2001

                                TABLE OF CONTENTS

ARTICLE I - DEFINITIONS...........................................................................................1


ARTICLE II - REPRESENTATIONS......................................................................................4

         SECTION 2.1           Representations and Tax Covenants by the Borrower..................................4
         SECTION 2.2           Representations of the Issuer......................................................9

ARTICLE III - LOAN AND REPAYMENT.................................................................................11

         SECTION 3.1           Amount and Evidence of Loan.......................................................11
         SECTION 3.2           Loan Repayments...................................................................11
         SECTION 3.3           Mandatory and Optional Prepayments of the Promissory Note.........................11
         SECTION 3.4           Additional Payment Obligations of the Borrower....................................12
         SECTION 3.5           Payment of Fees...................................................................12
         SECTION 3.6           Administrative Expenses...........................................................12
         SECTION 3.7           Agreement to Supply Letter of Credit..............................................13
         SECTION 3.8           Purchase of Bonds Prohibited......................................................13

ARTICLE IV - NO SECURITY INTEREST IN PROJECT.....................................................................13


ARTICLE V - ACQUISITION OF THE PROJECT...........................................................................13

         SECTION 5.1           Disbursements from the Project Fund...............................................13
         SECTION 5.2           Obligation  of the  Borrower  to  Complete  the Project and to Pay Costs in
                               Event Project Fund Insufficient...................................................13
         SECTION 5.3           Investment of Project Fund and Bond Fund Moneys...................................14
                               -
         SECTION 5.4           Certificate as to Completion......................................................14
         SECTION 5.5           No Warranty by Issuer.............................................................15

ARTICLE VI - USE OF PROJECT MAINTENANCE, TAXES AND INSURANCE.....................................................15

         SECTION 6.1           Use, Maintenance and Modifications of Project by Borrower.........................15
         SECTION 6.2           Taxes, Other Governmental Charges and Utility Charges.............................16
         SECTION 6.3           Insurance.........................................................................16

ARTICLE VII - DAMAGE, DESTRUCTION AND CONDEMNATION...............................................................16


ARTICLE VIII - SPECIAL COVENANTS.................................................................................17

         SECTION 8.1           Assignment  and  Pledge  of  Issuer's   Rights;   Obligations  of  Borrower
                               Unconditional.....................................................................17
         SECTION 8.2           Right of Access to the Project....................................................18
         SECTION 8.3           Maintenance of Existence..........................................................18
         SECTION 8.4            Qualification in State...........................................................18
         SECTION 8.5           Covenant as to Non-Impairment of Tax-Exempt Status................................18
         SECTION 8.6           Indemnity, Expenses...............................................................19

         SECTION 8.7           Compliance with Laws..............................................................21
         SECTION 8.8           No Recourse to Issuer.............................................................21
         SECTION 8.9           Indenture Provisions..............................................................22
         SECTION 8.10          Recording and Maintenance of Liens................................................22
         SECTION 8.11          Rights and Duties of the Issuer...................................................22
         SECTION 8.12          Nature of Project and Public Purpose..............................................24
         SECTION 8.13          Annual Certificate................................................................24
         SECTION 8.14          Term Of This Agreement............................................................24
         SECTION 8.15          Reports on Employment at the Project..............................................24
         SECTION 8.16          Additional Payments...............................................................25

ARTICLE IX - ASSIGNMENT, LEASING, EQUIPMENT......................................................................25

         SECTION 9.1           Transfer, Assignment and Leasing..................................................25
         SECTION 9.2           Substitution and Removal of Machinery and Equipment...............................26

ARTICLE X - EVENTS OF DEFAULT AND REMEDIES.......................................................................26

         SECTION 10.1          Events of Default.................................................................26
         SECTION 10.2          Remedies on Default...............................................................27
         SECTION 10.3          No Remedy Exclusive...............................................................28
         SECTION 10.4          Agreement to Pay Attorneys' Fees and Expenses.....................................28
         SECTION 10.5          No Additional Waiver Implied by One Waiver........................................28
         SECTION 10.6          Default by Issuer - Limited Liability.............................................29

ARTICLE XI - PAYMENT OF SURPLUS BOND PROCEEDS FROM THE BOND FUND.................................................29

         SECTION 11.1          Surplus Bond Proceeds.............................................................29

ARTICLE XII - THE BONDS..........................................................................................29

         SECTION 12.1          Issuance of the Bonds.............................................................29
         SECTION 12.2          Compliance with Indenture.........................................................29
         SECTION 12.3          Consent to Issuer's Pledge........................................................29
         SECTION 12.4          Rights of Trustee Hereunder.......................................................30
         SECTION 12.5          Amendments to Indenture and this Agreement........................................30

ARTICLE XIII - MISCELLANEOUS.....................................................................................30

         SECTION 13.1          Amounts Remaining in Funds........................................................30
         SECTION 13.2          Rights of the Bank................................................................30
         SECTION 13.3          Notices...........................................................................30
         SECTION 13.4          Bondholders' Action...............................................................31
         SECTION 13.5          Binding Effect....................................................................31
         SECTION 13.6          Severability......................................................................31
         SECTION 13.7          Captions..........................................................................31
         SECTION 13.8          Interpretation....................................................................31
         SECTION 13.9          Execution in Counterparts.........................................................32

EXHIBIT A - COMPLETION CERTIFICATE................................................................................1

EXHIBIT B - COSTS OF THE PROJECT..........................................1

EXHIBIT C - PROMISSORY NOTE...............................................1

EXHIBIT D - DESCRIPTION AND COSTS OF THE PROJECT..........................1

EXHIBIT E - REQUISITION CERTIFICATE.......................................1

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT is entered into as of July 1, 2001, by and among the ILLINOIS DEVELOPMENT FINANCE AUTHORITY, a political subdivision, body politic and corporate duly organized and existing under the laws of the State of Illinois, (the "Issuer"), M-WAVE, INC., a Delaware corporation (the "Company") and POLY CIRCUITS, INC., an Illinois corporation ("Poly Circuits," and collectively with the Company, the "Borrower").

     WHEREAS, the Issuer has been created by the Illinois Development Finance Authority Act, 20 ILCS 3505/1 et seq. as amended (the "Act"), with the power to make loans to pay the costs of a "project" (as defined in the Act); and

     WHEREAS, the Borrower has applied to the Issuer for a Loan (as hereinafter defined) in the aggregate amount of $8,100,000, to finance the costs of the Project (as hereinafter defined) and pay costs of issuance; and

     WHEREAS, the Issuer has determined that granting the Loan requested by the Borrower will promote and serve the intended purposes of and in all respects will conform to the provisions and requirements of the Act; and

     WHEREAS, the Issuer and the Borrower desire to set forth the terms and conditions of the Loan;

     NOW, THEREFORE, in consideration of the premises and of the covenants and undertakings herein expressed, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     All terms used herein which are defined in the Indenture identified below, but not otherwise defined herein, shall have the meanings therein set forth, which definitions are by this reference incorporated herein and made a part of this Agreement. In addition to the terms elsewhere defined in this Agreement, the words "this Agreement" as used herein shall mean this Loan Agreement and the following terms used in this Agreement (including the preamble) shall have the following meanings unless the context indicates a different meaning or intent and such definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

     "ARBITRAGE REGULATION AGREEMENT" means the Arbitrage Regulation Agreement and Certificate dated July 1, 2001, by and among the Issuer, the Borrower and the Trustee.

     "AUTHORIZED BORROWER REPRESENTATIVE" means such Person at the time and from time to time designated to act on behalf of the Borrower by written certificate furnished to the Issuer, American National Bank and Trust Company of Chicago, a national banking association (the "Bank") and the Trustee, containing the specimen signature of such Person, signed on behalf of the Borrower by an authorized officer of the Borrower.



                                 LOAN AGREEMENT

     "BOND" OR "BONDS" means the Bonds authorized to be issued pursuant to the Indenture.

     "BORROWER" means the Company and Poly Circuits, jointly and severally.

     "CAPITAL EXPENDITURES" means expenditures:

     (a) Properly chargeable to the capital account of any Person without regard to any rule of the Code which permits such expenditures to be treated as current expenses;

     (b) Financed from sources other than the proceeds of the Bonds; and

     (c) Which resulted in property used in connection with facilities located in the City of West Chicago, Illinois or located in any adjacent political subdivision and integrated with or contiguous to such facilities, the "principal user" of which is the Borrower or any Related Person or any other Principal User of the Project or Related Person to such Principal User, except capital expenditures exempted under Section 144(a)(4)(c) of the Code.

     "COMPANY" means M-Wave, Inc., a Delaware corporation.

     "COMPLETION DATE" means the earlier of (a) the date of completion of the Project, as set forth in a completion certificate in the form attached hereto as Exhibit A delivered pursuant to Section 5.4 hereof, or (b) the third anniversary of the Issue Date of the Bonds, unless such date has been extended beyond the third anniversary of the Issue Date in accordance with the requirements of
Section 5.4 hereof.

     "COSTS OF THE PROJECT" means (a) obligations of the Issuer or the Borrower incurred, or reimbursement to the Borrower, for labor and to contractors, builders and materialmen in connection with the acquisition, construction, rehabilitation and installation of the Project; (b) the cost of contract bonds and of insurance of all kinds that may be required or necessary during the course of construction and rehabilitation of the Project which is not paid by the contractor or contractors or otherwise provided for; (c) all costs of engineering services, including test borings, surveys, estimates, plans and specifications and preliminary investigations, and supervising construction and rehabilitation, as well as for the performance of all other duties required by or consequent upon the proper construction and rehabilitation of the Project;
(d) Issuance Costs; (e) all other costs which the Borrower shall be required to pay, under the terms of any contract or contracts, for the acquisition, construction, rehabilitation and installation of the Project; (f) interest on the Bonds during the construction component of the Project that will be capitalized by the Borrower under generally accepted accounting principles; (g) all other costs relating to the Project to the extent that (i) such costs are eligible for payment under the Act, including all such costs described in attached Exhibit B, and (ii) payment of such costs will not cause the interest on the Bonds to be included in gross income for federal income tax purposes; and
(h) other costs of a nature comparable to those described in clauses (a) through
(g) above which the Borrower shall be required to pay as a result of the damage, destruction, condemnation or taking of the Project or any portion thereof.


                                 LOAN AGREEMENT

     "INDENTURE" means the Trust Indenture dated as of July 1, 2001 between the Issuer and American National Bank and Trust Company of Chicago, as trustee (the "Trustee"), as the same may be amended or supplemented from time to time as permitted thereby.

     "INDUCEMENT DATE" means May 16, 2000 with respect to up to $4,000,00 and April 19, 2001 with respect to the remaining amounts, as the dates on which the Issuer adopted its inducement resolutions with respect to the Project.

     "ISSUANCE COSTS" means items of expense payable or reimbursable directly or indirectly by the Issuer or the Borrower and related to the authorization, sale and issuance of the Bonds and authorization and execution of this Agreement, which items of expense shall include, but not be limited to, application fees and expenses, publication costs, printing costs, costs of reproducing documents, filing and recording fees, Bond Counsel and Counsel fees, costs of credit ratings, initial fees of the Trustee, Underwriter fees, charges for execution, transportation and safekeeping of the Bonds and related documents, and other costs, charges and fees in connection with the foregoing.

     "LOAN" means the Loan made pursuant to Section 3.1 of this Agreement.

     "LOAN REPAYMENTS" means all amounts required to be paid by the Borrower to the Issuer (and the Trustee as the assignee of the Issuer) pursuant to the Promissory Note and Section 3.2 of this Agreement.

     "PERSON" means any natural person, firm, partnership, association, limited liability company, corporation, or public body.

     "POLY CIRCUITS" means Poly Circuits, Inc., an Illinois corporation.

     "PRINCIPAL USER" means a principal user of the Project as such term is used in Section 144(a) of the Code.

     "PROJECT" means the acquisition of land and an existing manufacturing facility, the rehabilitation of such building and the acquisition of machinery and equipment for use therein, all as more fully described in attached Exhibit D.

     "PROMISSORY NOTE" means the promissory note given by the Borrower pursuant to this Agreement, in the form of attached Exhibit C, as the same may be amended, modified or supplemented in accordance with the terms hereof.

     "REQUISITION CERTIFICATE" means a certificate in the form of attached Exhibit E delivered pursuant to Section 5.1 hereof.

     "UNASSIGNED RIGHTS" means the right of the Issuer to make all determinations and approvals and receive all notices accorded to it under this Agreement and to enforce in its name and for its own benefit the provisions of Sections 3.5, 8.6, 8.11 and 10.4 of the Loan Agreement with respect to Issuer fees and expenses, and indemnity payments as the interests of the Issuer and related Persons shall appear.


                                 LOAN AGREEMENT

                                   ARTICLE II
                                REPRESENTATIONS

     SECTION 2.1 Representations and Tax Covenants by the Borrower. As an inducement to the Issuer to issue the Bonds and to make the Loan to the Borrower, the Borrower, jointly and severally, makes the following representations, warranties and covenants:

     (a) The Company is a Delaware corporation and Poly Circuits is an Illinois corporation, each duly organized, existing and in good standing under the laws of the State of Delaware and the State of Illinois, respectively, and each is authorized to conduct business in the State of Delaware and the State of Illinois, respectively, and every other state in which the nature of its business or the ownership or lease of its properties requires such authorization except where the failure to qualify would not have a material adverse effect on its operations or financial condition.

     (b) There are no actions, suits, proceedings, inquiries or investigations pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower in any court or before any governmental authority or arbitration board or tribunal which, if determined adversely to the Borrower, would materially and adversely affect the transactions contemplated by this Agreement, the Pledge Agreement, the Promissory Note, the Reimbursement Agreement, the Bond Purchase Agreement, the Remarketing Agreement or the Indenture or which, in any way, would adversely affect the enforceability or validity of the Bonds, the Indenture, the Reimbursement Agreement, the Pledge Agreement, the Promissory Note, the Bond Purchase Agreement, the Remarketing Agreement or this Agreement or the ability of the Borrower to perform its obligations under this Agreement or such related agreements.

     (c) The execution, delivery and performance of this Agreement, the Pledge Agreement, the Promissory Note, the Bond Purchase Agreement, the Remarketing Agreement and the Reimbursement Agreement and the compliance by the Borrower with all of the provisions hereof and thereof are within its powers, have been duly authorized, and are not in contravention of law or of the terms of the Company's or Poly Circuit's Articles of Incorporation or By-Laws or any unwaived provision of any mortgage, deed, instrument or undertaking to which the Borrower is a party or by which it or its property is bound.

     (d) This Agreement, the Pledge Agreement, the Promissory Note, the Bond Purchase Agreement, the Remarketing Agreement and the Reimbursement Agreement are valid, binding and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and general principles of equity.

     (e) The Borrower is not in default in any material respect under any order, writ, judgment, injunction, decree, determination or award or any indenture, agreement, lease or instrument. To the best of Borrower's knowledge, the Borrower is not in default under any law, rule or regulation wherein such default could materially adversely affect the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any such related agreement.


                                 LOAN AGREEMENT

     (f) The Project conforms in all material respects with all applicable zoning, planning, building, environmental (other than as disclosed in writing by Borrower to Lender) and other laws and regulations of the governmental authorities having jurisdiction of the Project and all licenses and approvals required to operate Borrower's facilities have been obtained from appropriate state and federal agencies and departments or, if not obtained on the date of this Agreement, will be obtained in the normal course of business at or prior to the time such authorizations, consents or approvals are required to be obtained.

     (g) The financing, acquisition and completion of the Project will result in an increase of the productivity of the Company which the Company anticipates will result in the creation of approximately seventy-five (75) new jobs that would otherwise have not been created. Upon completion of the Project, the Company intends to employ approximately one hundred sixty (160) persons on an annual full-time basis. The Company will use its best efforts to acquire, construct and improve the Project and to so employ such persons during the term of this Agreement.

     (h) The Borrower intends to cause the Project to operate at all times during the term of this Agreement so as to qualify as a "project" as defined in the Act. No portion of the Project will be devoted to housing.

     (i) No authorizations, consents or approvals of governmental bodies or agencies are required in connection with the execution and delivery by the Borrower of this Loan Agreement, the Bond Purchase Agreement, the Remarketing Agreement, Pledge Agreement, Promissory Note or the Reimbursement Agreement or in connection with the carrying out by the Borrower of its obligations under this Loan Agreement, the Bond Purchase Agreement, the Remarketing Agreement, Pledge Agreement, Promissory Note or the Reimbursement Agreement which have not been obtained or, if not obtained on the date of this Loan Agreement, are expected to be obtained in the normal course of business at or prior to the time such authorizations, consents or approvals are required to be obtained.

     (j) Except for (1) preliminary expenditures incurred prior to the commencement of acquisition, construction, or rehabilitation of the Project that do not exceed twenty percent (20%) of the aggregate issue price of the Bonds that will finance costs of the Project, (2) costs of issuance and (3) other amounts that do not exceed the lesser of $100,000 or five percent (5%) of the proceeds of the Bonds, no net proceeds of the Bonds will be allocated to any expenditure for costs of the Project paid prior to the date sixty (60) days before the Inducement Date. In addition, if the original use of the Project has begun or will begin before the Issue Date of the Bonds and any Person who was a Substantial User of the Project at any time during the five (5) year period before the Issue Date or any Related Person to that user will receive (directly or indirectly) five percent (5%) or more of the proceeds of the Bonds for the user's interest in the Project and will be a Substantial User of the Project at any time during the five (5) year period after the issue date, the Inducement Date was not more than sixty (60) days after the date on which the acquisition or construction and rehabilitation of the Project commenced, and, in the case of an acquisition, no Person that is a Substantial User or Related Person after the acquisition date was also a Substantial User more than sixty (60) days before the Inducement Date.


                                 LOAN AGREEMENT

     (k) No director or officer of the Issuer has any interest of any kind in the Borrower which would result, as a result of the issuance of the Bonds, in a substantial financial benefit to such Persons other than as a member of the general public of the State of Illinois.

     (l) There are no outstanding bonds as described in Section 144(a)(2) of the Code that have been issued by any state, political subdivision, district, public body, agency, authority, commission or instrumentality, the proceeds of which have been or will be used with respect to facilities located within the City of West Chicago, State of Illinois, or located in any adjacent political subdivision and integrated with or contiguous to such facilities, the Principal User of which is the Borrower or a Related Person as defined in Section 144(a)(3) of the Code or a Principal User of the Project or any Related Person to any such Principal User.

     (m) All reimbursements to the Borrower for Project Costs from proceeds of the Bonds shall be made in compliance with Treasury Regulation ss. 1.150-2 (the "Reimbursement Regulations").

     (n) All property which is to be financed by the net proceeds of the Bonds is expected to be owned by the Borrower during the term of the Bonds.

     (o) The amount of Issuance Costs financed from the proceeds of the sale of the Bonds shall not exceed two percent (2%) of the proceeds of the Bonds.

     (p) The Borrower has heretofore supplied the Issuer estimates of the Costs of the Project, the Completion Date and periods of usefulness of the Project. The Borrower hereby warrants that such estimates were made in good faith and are fair, reasonable and realistic.

     (q) The Borrower shall complete the Project as required by the Act as promptly as practicable, and shall cause to be paid all costs of the Project in excess of the moneys available therefor in the Project Fund.

     (r) The Borrower expects to complete the acquisition, construction, rehabilitation and installation of the Project within three (3) years after the date of issuance of the Bonds.

     (s) There are no other bonds described in Section 144(a) of the Code which have been issued, or are contemplated to be issued, pursuant to Section 144(a) of the Code (or its predecessor provision), for the benefit of the Borrower, any Principal User, or any Related Person to the Borrower or a Principal User and which (i) were or are to be sold at substantially the same time as the Bonds;
(ii) were or are to be sold pursuant to the same plan of financing as the financing plan for the Bonds; and (iii) are reasonably expected to be paid from substantially the same source of funds, determined without regard to guaranties from unrelated parties.

     (t) Not less than ninety-five percent (95%) of the net proceeds of the Bonds (including investment proceeds) will be expended for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of Section 144(a)(1) of the Code, and all of the proceeds of the Bonds will be used to pay costs as permitted by the Act.


                                 LOAN AGREEMENT

     (u) The information furnished by the Borrower and used by the Issuer in preparing the IRS Form 8038, Information Return for Tax-Exempt Private Activity Bond Issues, to be filed by or on behalf of the Issuer with the Internal Revenue Service in Philadelphia, Pennsylvania pursuant to Section 149(e) of the Code, was true and complete as of the date of completion of said Form 8038.

     (v) The average maturity of the Bonds does not exceed one hundred twenty percent (120%) of the average reasonably expected economic life of the components compromising the Project, as determined pursuant to Section 147(b) of the Code.

     (w) None of the net proceeds of the Bonds will be used to provide a facility the primary purpose of which is retail food and beverage services, automobile sales or service, or the provision of recreation or entertainment. None of the net proceeds of the Bonds will be used to provide any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, racetrack, airplane, skybox or other private luxury box, health club facility, facility primarily used for gambling, store the principal business of which is the sale of alcoholic beverages for off premises consumption or residential real property for family units.

     (x) Less than twenty-five percent (25%) of the net proceeds of the Bonds will be used to acquire land. No portion of the proceeds of the Bonds will be used to acquire land (or an interest therein) to be used for farming purposes.

     (y) The sum of the authorized face amount of the Bonds allocable to each test-period beneficiary (as defined in Section 144(a)(10)(D) of the Code) plus the respective aggregate face amount of all tax-exempt facility related bonds presently outstanding which are allocable to each such test-period beneficiary does not exceed $40,000,000. During a three (3) year period commencing on the later of the date of the issuance of the Bonds or the date the Project facilities are placed in service, the Borrower shall not sell a portion of the Project or lease or allow the sublease of a portion of the Project to any Principal User who, together with Related Persons to such Principal User, would cause the $40,000,000 limitation of Section 144(a)(10) of the Code to be exceeded.

     (z) The Project does not consist of a portion of a single building, enclosed shopping mall or strip of offices, stores or warehouses using substantial common facilities with any other portion or portions of such property (of which the Project is a part) and where any such other portions are or will be financed with qualified bonds the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code.

     (aa) The payment of principal or interest with respect to the Bonds is not guaranteed in whole or in part by the United States or any agency or instrumentality thereof. The Bonds are not issued as part of an issue, a significant portion of the proceeds of which are to be used in making loans, the payment of principal or interest with respect to which are to be guaranteed in whole or in part by the United States or any agency or instrumentality thereof, or invested directly or indirectly in federally insured deposits or accounts. The payment of principal or interest on the


                                 LOAN AGREEMENT

Bonds is not otherwise indirectly guaranteed in whole or in part by the United States or any agency or instrumentality thereof within the meaning of Section 149(b) of the Code.

     (bb) The Borrower will comply with the provisions of Section 148 of the Code. The Borrower covenants, for the benefit of itself, the Issuer and the owners from time to time of the Bonds, that it will not cause or permit any proceeds of the Bonds to be invested in a manner contrary to the provisions of
Section 148 of the Code, and that it will assume compliance with such provisions on behalf of the Issuer (including, without limitation, performing required calculations, the keeping of proper records and the timely payment to the Department of the Treasury of the United States, in the name of the Issuer, of all amounts required to be so paid by Section 148 of the Code), and the Borrower shall follow the procedures set forth in the Arbitrage Regulation Agreement.

     (cc) No event has occurred and no condition exists with respect to the Borrower that would constitute an "Event of Default" under this Agreement or that, with the lapse of time or the giving of notice or both, would become an "Event of Default" under this Agreement.

     (dd) At least ninety-five percent (95%) of the net proceeds of the Bonds will be used to finance a "manufacturing facility" within the meaning of Section 144(a)(12)(C) of the Code, and no more than twenty-five percent (25%) of the net proceeds of the Bonds will be used to finance facilities that are "directly related and ancillary" thereto within the meaning of Section 144(a)(12)(C) of the Code. For this purpose, the term "manufacturing facility" means any facility which is used in the manufacturing or production of tangible personal property (including the processing resulting in a change in the condition of such property). Manufacturing facilities do not include an office unless such office is located on the premises of the manufacturing facility and not more than a de minimus five percent (5%) portion of the functions to be performed at such office is not directly related to the day-to-day operations at such facility. Manufacturing facilities do not include storage facilities for raw materials, work in process, finished goods or other materials unless such storage facilities are located on the premises of the manufacturing facility and are directly related to a manufacturing activity conducted at such facility as opposed to a warehousing, distributing, wholesaling, retailing or other non-manufacturing activity.

     (ee) No proceeds of the Bonds will be allocated to the reimbursement of an expenditure for costs of the Project unless such reimbursement allocation is made not later than eighteen (18) months after the later of:

          (i) The date the original expenditure is paid; or

          (ii) The date the project is placed in service or abandoned, but in no event more than three (3) years after the original expenditure is paid.

     (ff) The Borrower will not permit the sum of (i) the face amount of the Bonds, plus (ii) the aggregate face amount of any prior small issue tax-exempt bonds outstanding as of the Issue Date the proceeds of which were used to finance facilities in the City of West Chicago or located in any adjacent political subdivision and integrated with or contiguous to such facilities, and the "principal user" of which is the Borrower or any Related Person or any Principal User of the Project or Related Person to such Principal User, plus
(iii) Capital Expenditures made during the


                                 LOAN AGREEMENT
period of six (6) years beginning three (3) years prior to the issuance of the Bonds and extending three (3) years thereafter, to exceed $10,000,000.

     (gg) The Borrower will use straight line depreciation for federal tax purposes for any assets financed with the proceeds of the Bonds, in accordance with Section 168(g) of the Code.

     SECTION 2.2 Representations of the Issuer. The Issuer makes the following representations and warranties:

     (a) It is a political subdivision, body politic and corporate duly organized and existing under the laws of the State of Illinois, with the power under and pursuant to the Act, to execute and deliver this Agreement and to perform its obligations hereunder, and to issue and sell the Bonds pursuant to this Agreement; and

     (b) It has taken all necessary action and has complied with all provisions of the Constitution of the State of Illinois and the Act required to make this Agreement and the Bonds the valid, special obligations of the Issuer which they purport to be; and, when executed and delivered by the parties hereto, this Agreement will constitute a valid and binding agreement of the Issuer enforceable in accordance with its terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied; and

     (c) When delivered to and paid for by the initial purchasers in accordance with the terms of this Agreement and the Bond Purchase Agreement dated July ____, 2001 with respect to the Bonds, the Bonds will constitute valid and binding special limited obligations of the Issuer enforceable in accordance with their terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied, and will be entitled to the benefits of this Agreement;

     (d) The Issuer has determined that the Project will further the public purposes of the Act by providing increased employment opportunities for residents of DuPage County, Illinois and the Issuer acknowledges that at the date hereof the land in DuPage County, Illinois, is an area of critical labor surplus as certified by the Department of Commerce and Community Affairs of the State of Illinois and that the intended use of the facilities comprising the Project constitutes and will constitute an "industrial project" within the meaning of the Act; and

     (e) The Issuer makes no other representations or warranties, either express or implied, of any nature or kind, including, without limitation, a representation or warranty that interest on the Bonds is or will continue to be exempt from federal or state income taxation.

     (f) The Issuer covenants that it will promptly pay or cause to be paid the principal or Purchase Price of, interest, premium, if any, and other charges, if any, on the Bonds at the place, on the dates, from the sources and in the manner provided herein and in the Bonds; provided, however, that the Bonds do not now and shall never constitute a general obligation of the Issuer or a debt or pledge of the faith and credit of the Issuer or the State, and all covenants and


                                 LOAN AGREEMENT
undertakings by the Issuer hereunder and under the Bonds to make payments are special, limited, obligations of the Issuer, payable solely from the revenues and funds pledged hereunder.

     (g) Nothing contained in this Agreement is intended to impose any pecuniary liability on the Issuer nor shall it in any way obligate the Issuer to pay any debt or meet any financial obligations to any Person at any time in relation to the Project except from moneys received under the provisions of this Agreement; provided, however, that nothing contained in this Agreement shall in any way obligate the Issuer to pay such debts or meet such financial obligations from moneys received for the Issuer's own account.

     (h) The Issuer is not in default under any of the provisions of the laws of the State which would affect its existence or its powers referred to in Section 701 hereof.

     (i) The Issuer hereby finds and determines that the Project will further the public purposes of the Act and that all requirements of the Act have been completed.

     (j) No member, officer, agent or employee of the Issuer is in his or her own name or in the name of a nominee, an officer, director or holder of an ownership interest of more than seven and one half percent (7-1/2%) in any Person, association, trust, corporation, partnership or other entity which is, in its own name or in the name of a nominee, a party to any contract or agreement related to the transactions contemplated by the Bond Resolution approving this transaction or this Agreement.

     (k) No member of the Issuer or officer, agent or employee thereof is, in his or her own name or in the name of a nominee, a holder of any direct or indirect interest (other than a prohibited interest described in paragraph (a) above) in any contract or agreement related to the transactions contemplated by the bond resolution adopted July 19, 2001, by the Issuer or the documents executed by the Issuer, except for direct or indirect interests (other than prohibited interests) (i) which such member, officer, agent or employee has disclosed to the Secretary of the Issuer, in the manner required by Section 15(b) of the Act, prior to the taking of final action by the Issuer with respect to such contract or agreement, which disclosure has been publicly acknowledged by the Issuer and entered upon the minutes of the Issuer, and (ii) as to which the member, officer, agent or employee has refrained from taking the actions described in such Section 15(b).

     (l) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Agreement, conflicts with or results in a breach of the terms, conditions or provisions of any restriction or any agreement or instrument to which the Issuer is now a party or by which it is bound, or constitutes a default under any of the foregoing.

     (m) There is no action, suit, proceeding or investigation pending or, to the knowledge of Issuer, threatened against the Issuer which seeks to restrain or enjoin the issuance or delivery of the Bonds, or which in any way contests or affects any authority for the issuance of the Bonds, the validity of the Bonds or this Indenture, in any way contests the corporate existence or powers of the Issuer or in any way affects the tax-exempt status of the Bonds.

     (n) The Project is located in DuPage County in the City of West Chicago, Illinois.


                                 LOAN AGREEMENT

     (o) The Bonds are to be issued under and secured by the Indenture, pursuant to which certain of the Issuer's interests in this Agreement, and the revenues and income to be derived by the Issuer pursuant to this Agreement and the Promissory Note, will be pledged and assigned to the Trustee as security for payment of the principal, premium, if any, and interest on the Bonds. The Issuer covenants that it has not and will not pledge or assign its interest in this Agreement, or the revenues and income derived pursuant to this Agreement or the Note, except for the Issuer's Unassigned Rights, other than to the Trustee under the Indenture, to secure the Bonds.

                                   ARTICLE III
                               LOAN AND REPAYMENT

     SECTION 3.1 Amount and Evidence of Loan. Concurrently with the issuance and delivery of the Bonds, the Issuer shall make and the Borrower shall receive the Loan in the aggregate principal sum of $8,100,000, the proceeds of which shall be used to make the required deposit to the Project Fund for payment of the Costs of the Project to be disbursed in accordance with Section 5.1 hereof. The Loan shall be evidenced by the Promissory Note.

     SECTION 3.2 Loan Repayments. On or before each date on which a payment of principal, premium, if any, or interest is due on the Bonds, whether by acceleration, mandatory redemption or otherwise, and until the principal of, premium, if any, and interest on the Bonds has been fully paid or provided for as set forth in Article V of the Indenture, the Borrower shall pay, or cause to be paid, to the Trustee, in immediately available funds for deposit in the Bond Fund, the Loan Repayments, including the amounts payable as principal, premium, if any, and interest due on the Bonds on such date, less any Eligible Funds held by the Trustee in the Bond Fund that are required to be applied to the payment of such principal, premium, if any, and interest on such date.

     Notwithstanding any provision in this Section 3.2 to the contrary, if the Bonds are secured by a Letter of Credit and drawings are made thereunder for the purpose of making payments with respect to the principal, premium, if any, and interest due on the Bonds which are required to be made pursuant to this Section 3.2, no additional payments shall be due or paid by the Borrower hereunder with respect to the payment of principal of, premium, if any, or interest on such Bonds to the extent that funds are so drawn on the Letter of Credit and applied by the Trustee for such payment on such dates.

     SECTION 3.3 Mandatory and Optional Prepayments of the Promissory Note. The Borrower may prepay the Promissory Note in whole or in part in authorized denominations. The Borrower may direct the redemption of the corresponding amount of Bonds then outstanding on such dates and pursuant to the provisions and limitations, and upon payment of any required interest and premium, set forth in Section 217(a) of the Indenture.

     The Borrower shall prepay the Promissory Note at such times in order to enable the Trustee to redeem all or a portion of the Bonds as required in
Section 217 of the Indenture.

     If the Borrower repays or prepays Loan Repayments and other amounts owing to the Trustee under this Agreement and the Indenture and to the Bank under the Reimbursement Agreement in such a manner so as to permit the Security to be released from the lien of the


                                 LOAN AGREEMENT

Indenture in accordance with Article V of the Indenture, then the Loan shall be deemed fully repaid, and this Agreement and the Promissory Note shall be canceled on the date on which the Security is so released. To confirm such cancellation, the Borrower may require the Trustee to cancel the Promissory Note and execute any further reasonable evidence of cancellation on the date the Security is so released.

     In the event of any optional prepayment of the Promissory Note on or before the date set for redemption of the Bonds to be redeemed in connection therewith, the Borrower shall deposit, or cause to be deposited from a draw on the Letter of Credit, in the Bond Fund with the Trustee immediately available Eligible Funds which, when added to Eligible Funds on hand in the Bond Fund, are sufficient to pay the principal of, premium, if any, and interest on the Bonds and shall deposit with the Trustee sufficient moneys (which do not have to be Eligible Funds) to pay all fees, costs, and expenses of the Issuer and the Trustee specified in Sections 3.5, 3.6, 8.6 and 10.4 hereof accruing through the date set for redemption of the Bonds (provided that no moneys derived from a draw on the Letter of Credit shall be used to pay such fees, costs and expenses of the Issuer or the Trustee).

     SECTION 3.4 Additional Payment Obligations of the Borrower. The Borrower agrees to pay, or cause to be paid, to the Trustee, for deposit in the Bond Purchase Fund, on or before each purchase date, an amount sufficient, together with any remarketing proceeds then held by the Trustee in the Bond Purchase Fund and available for such purpose under Section 404 of the Indenture, to enable the Trustee to pay the Purchase Price of all Bonds to be purchased on such date pursuant to Section 205 or Section 206 of the Indenture at the price specified therein; provided, however, that if the Letter of Credit is outstanding and drawings may be made thereunder for such purpose, payments with respect to the Purchase Price of the Bonds on such date which are required to be made by the Borrower under this Section 3.4 shall be made on behalf of the Borrower by the Trustee with funds drawn by the Trustee under the Letter of Credit. No additional payments shall be due or paid by the Borrower hereunder with respect to the Purchase Price of such Bonds to the extent that funds are so drawn under the Letter of Credit and applied by the Trustee to payment of the Purchase Price of Bonds purchased on such date. Anything herein to the contrary notwithstanding, if on any purchase date the remarketing proceeds together with the amount theretofore drawn under the Letter of Credit are, for any reason, insufficient to pay the Purchase Price of the Bonds being tendered on such date as provided in the Indenture, the Borrower hereby agrees to immediately pay an amount equal to such deficiency to the Trustee at its corporate trust office in immediately available funds. Such payment shall be made at such times as are necessary so that sufficient funds will be available at such times as are necessary to pay the Purchase Price of the Bonds tendered under the Indenture at the times and in the manner contemplated by the Indenture.

     SECTION 3.5 Payment of Fees. The Borrower shall pay a one-time issuance fee of $58,493.79 to the Issuer and the fees of its counsel prior to or contemporaneously with the making of the Loan. In addition, the Borrower shall pay, within ten (10) days of demand therefor, the reasonable fees and expenses of the Issuer related to the Project, or incurred by the Issuer in performing or enforcing the provisions of this Agreement or the Indenture.

     SECTION 3.6 Administrative Expenses. The Borrower shall pay, or cause to be paid, an amount equal to (i) the reasonable fees and charges of the Trustee for services rendered as Trustee


                                 LOAN AGREEMENT
under the Indenture and its reasonable expenses incurred as Trustee under the Indenture, as and when the same become due, including the reasonable fees of its Counsel and (ii) the reasonable fees and charges of the Remarketing Agent for acting as Remarketing Agent under the Indenture, as and when the same become due, including the reasonable fees of its Counsel.

     SECTION 3.7 Agreement to Supply Letter of Credit. The Borrower shall provide for the delivery of a Letter of Credit meeting the requirements of
Section 309 of the Indenture to the Trustee simultaneously with the original issuance of the Bonds.

     SECTION 3.8 Purchase of Bonds Prohibited. So long as a Letter of Credit is in effect, the Borrower will not, and will not permit any Insider of the Borrower, to purchase, directly or indirectly, any Bonds with any funds that do not constitute Eligible Funds, except as required by Section 3.4.

                                   ARTICLE IV
                         NO SECURITY INTEREST IN PROJECT

     The Issuer shall have no rights to or any interest in the Project, which shall be the sole and exclusive property of the Borrower. However, the Borrower agrees that, subject to reasonable security and safety regulations, the Issuer and the Trustee shall have the right at all reasonable times to enter upon the site of the Project in order to determine that it conforms with the requirements of this Agreement.

                                    ARTICLE V
                           ACQUISITION OF THE PROJECT

     SECTION 5.1 Disbursements from the Project Fund.

     Each of the payments to be made for Costs of the Project shall be made only upon delivery to the Trustee of a Requisition Certificate signed by an Authorized Borrower Representative and approved in writing by the Bank in accordance with the Loan Documents. Each Requisition Certificate shall be accompanied by copies of invoices or other appropriate documentation satisfactory to the Bank, supporting the payments or reimbursements requested and by a brief description of the portion of the Project acquired, constructed or improved; provided that the Trustee and the Bank shall have no duty or obligation to review such invoices or other documentation and may conclusively rely on such requisitions and such Bank approval. The Bank shall not be obligated to approve any disbursement from the Project Fund unless the Borrower shall have satisfied the terms and conditions for each disbursement contained in the Reimbursement Agreement.

     SECTION 5.2 Obligation of the Borrower to Complete the Project and to Pay Costs in Event Project Fund Insufficient. If requested, the Borrower shall make available to the Issuer, the Bank and the Trustee such information concerning the Project as any of them may reasonably request. The Borrower may revise the plans and specifications for the Project, provided, however, that the Project shall not be materially altered in scope, character, value or operation without the prior written consent of the Bank, and provided, further, that the expenditure of


                                 LOAN AGREEMENT
moneys for the Project as modified is permitted by the Act and will not impair the exclusion of interest on the Bonds from gross income for federal income tax purposes.

     In the event that the money in the Project Fund available for payment of the costs of the Project shall not be sufficient to make such payment in full, the Borrower agrees to pay directly, or to deposit moneys in the Project Fund for the payment of, such costs of completing the Project as may be in excess of the moneys available therefor in the Project Fund. THE ISSUER DOES NOT MAKE ANY WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, THAT THE MONEYS WHICH WILL BE DEPOSITED INTO THE PROJECT FUND, AND WHICH UNDER THE PROVISIONS OF THIS AGREEMENT WILL BE AVAILABLE FOR PAYMENT OF THE COSTS OF THE PROJECT, WILL BE SUFFICIENT TO PAY ALL OF THE COSTS WHICH WILL BE INCURRED IN CONNECTION THEREWITH. The Borrower agrees that if, after exhaustion of the moneys in the Project Fund, the Borrower should pay, or deposit moneys in the Project Fund for payment of, any portion of the costs of the Project pursuant to the provisions of this Section 5.2, it shall not be entitled to any reimbursement therefor from the Issuer, the Trustee, the Bank, or from the owners of any of the Bonds, nor shall they be entitled to any diminution of the amounts payable hereunder.

     SECTION 5.3 Investment of Project Fund and Bond Fund Moneys. Any moneys held in the Project Fund or Bond Fund (excluding proceeds of a draw on the Letter of Credit, which shall remain uninvested) shall, pending disbursement and upon written request of the Borrower or oral request of the Borrower later confirmed in writing, be invested only in Permitted Investments in accordance with the provisions of Section 407 of the Indenture, all at such maturities, rates of interest and other specifications as the Borrower may indicate in its request to the Trustee. The investments shall mature not later than the respective dates estimated by the Borrower when the moneys in such Funds shall be needed for the purposes provided in this Agreement and the Indenture, but should the cash balance in a Fund be insufficient for such purpose, the Trustee is authorized to sell the necessary portion of such investments to meet that purpose. Recognizing that such investments shall be made at the written direction of the Borrower, the Issuer agrees to cooperate with the Borrower, and the Borrower covenants that it will restrict the use of the proceeds of the Bonds (and any other funds or moneys which may be deemed to be proceeds of the Bonds pursuant to Section 148(a) of the Code), in such manner and to such extent, if any, as may be necessary, after taking into account reasonable expectations at the time the Bonds are issued, so that the Bonds will not constitute "arbitrage bonds" under Section 148(a) of the Code.

     SECTION 5.4 Certificate as to Completion. Upon the completion of the Project and prior to the final requisition of funds from the Project Fund, the Borrower shall submit to the Trustee and the Bank a completion certificate signed by the Borrower substantially in the form of attached Exhibit A.

     All Bond proceeds remaining in the Project Fund after the Completion Date shall be treated as surplus bond proceeds and transferred to the Bond Fund to be applied by the Trustee in the manner provided in Section 11.1 hereof. Notwithstanding the foregoing, Bond proceeds may be retained in the Project Fund longer than three (3) years after the Issue Date provided the Borrower delivers an opinion of Bond Counsel to the Issuer and the Trustee to the effect that the retention of such Bond proceeds in the Project Fund will not adversely affect the exclusion of interest on the Bonds from gross income of the Bondholders for federal income tax purposes.


                                 LOAN AGREEMENT

     SECTION 5.5 No Warranty by Issuer. THE BORROWER RECOGNIZES THAT THE ISSUER HAS NOT MADE AN INSPECTION OF THE PROJECT OR OF ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND THE ISSUER MAKES NO WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, OR AS TO THE ISSUER'S OR THE BORROWER'S TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE BORROWER. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE ISSUER SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS
SECTION 5.5 HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY WARRANTIES OR REPRESENTATIONS BY THE ISSUER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OF THE STATE OF ILLINOIS OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

                                   ARTICLE VI
                 USE OF PROJECT MAINTENANCE, TAXES AND INSURANCE

     SECTION 6.1 Use, Maintenance and Modifications of Project by Borrower. The Borrower shall use, lease for use, or occupy the Project during the term of this Agreement principally for manufacturing purposes as described in Exhibit D hereto. The Borrower does not know of any reason why the Project will not be so used and occupied by it in the absence of supervening circumstances not now anticipated by it or beyond its control. Notwithstanding the foregoing, the Borrower shall have the right to use the Project during the term of this Agreement for any lawful purpose under the Act that will not affect the validity of the Bonds or impair the exclusion of interest on the Bonds from gross income for federal income tax purposes. The failure of the Borrower to use, lease for use, or occupy the Project for its intended purposes shall not in any way abate or reduce the obligation of the Borrower to repay the Loan under the provisions of this Agreement, and shall not be deemed a default under this Agreement in any respect as long as such alternative use is caused by supervening circumstances not now anticipated and does not impair the exclusion of interest on the Bonds from gross income for federal income tax purposes or contravene the Act.

     The Borrower agrees that it will keep the Project in good repair and good operating condition, ordinary wear and tear excepted, at its own cost.

     The Borrower may remodel the Project or make additions, modifications and improvements to the Project from time to time as the Borrower, in its discretion, may deem to be desirable, the cost of which shall be paid by the Borrower, provided, however, that such additions, modifications and improvements do not materially and adversely alter the scope, character, value


                                 LOAN AGREEMENT
or operation of the Project without the prior written consent of the Bank, do not impair the exclusion of interest on the Bonds from gross income for federal income tax purposes and do not contravene the provisions of the Act.

     SECTION 6.2 Taxes, Other Governmental Charges and Utility Charges. The Borrower shall pay before any interest, collection fees or penalties shall become due, every lawful cost, expense and obligation of every kind and nature, foreseen or unforeseen, for the payment of which the Borrower is or shall become liable by reason of its estate or interest in the Project or any portion thereof, by reason of any right or interest of the Borrower in or under this Agreement, or by reason of or in any manner connected with or arising out of the possession, operation, maintenance, alteration, repair, rebuilding, use or occupancy of the Project or any portion thereof, including, without limitation, all taxes, assessments, whether general or special, and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project or any machinery, equipment or other property installed or brought by the Borrower therein or thereon (including, without limiting the generality of the foregoing, any taxes levied upon or with respect to the receipts, income or profits of the Issuer from the Project and all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project); provided, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Borrower shall be obligated to pay only such installments as they become due.

     Notwithstanding the foregoing or any contrary provision in any of the Loan Documents, the Borrower may, at its expense and in its own name, in good faith contest any such taxes, assessments and other charges by appropriate proceedings provided adequate financial reserves have been established on its books and records in accordance with generally accepted accounting principles, and during such contest Borrower's failure to pay such obligations shall not constitute a default of Borrower.

     The Borrower shall furnish to the Issuer promptly, upon request, proof of the payment of any such tax, assessment or other governmental or similar charge, or any other charge which is payable by the Borrower as set forth above.

     SECTION 6.3 Insurance. The Borrower shall from the date hereof continuously insure the Project or cause the Project to be insured in such amounts and against such risks as are customarily insured against by businesses of like size and character. The Trustee shall have no obligation to monitor the existence or adequacy of any such insurance policies.

                                   ARTICLE VII
                      DAMAGE, DESTRUCTION AND CONDEMNATION

     In the event (a) the Project is destroyed or sustains material damage or
(b) title to or temporary use of all or substantially all of the Project is taken in condemnation or by the exercise of the power of eminent domain by any governmental body or by any Person acting under governmental authority, the Borrower shall promptly give written notice thereof to the Issuer, the Bank and the Trustee. The net proceeds of the title insurance and casualty and property insurance carried with respect to the Project or the net proceeds resulting from condemnation or eminent domain proceedings shall be paid to the Bank and subject to the provisions of the Mortgage (as


                                 LOAN AGREEMENT
defined in the Reimbursement Agreement). As soon as practicable, the Bank shall notify the Trustee whether such insurance or condemnation proceeds will be permitted to be used to restore the Project as hereinafter provided or used to prepay the Loan and cause the Bonds to be paid or redeemed to the extent of the available insurance or condemnation proceeds. If the Bank allows such proceeds, or any part thereof, to be used to restore the Project, the Trustee shall deposit the net insurance or condemnation proceeds it receives from the Bank in the Project Fund, which shall be reactivated, or if the Bank elects to cause the Loan to be prepaid to the extent of such net proceeds, such insurance or condemnation proceeds shall be deposited in the Bond Fund and be used to reimburse the Bank for a draw under the Letter of Credit in connection with the redemption of Bonds as provided in Section 217(d) of the Indenture. Prior to their expenditure, such insurance or condemnation proceeds shall be invested so as not to have an adverse effect on the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

     If the Project is to be restored, the Borrower shall proceed diligently to do so. The Trustee will, upon delivery to the Trustee and the Bank of a certificate or certificates which set forth the Borrower's estimate of the cost of total restoration and which are satisfactory to the Bank, signed by an authorized officer of the Borrower and approved in writing by the Bank, in the same form as required by Section 5.1 hereof, and provided no Event of Default has occurred and is continuing, apply so much as may be necessary of the moneys in the Project Fund to the payment or reimbursement of the costs of such repair, rebuilding or restoration. The Borrower agrees to complete the work thereof and pay the cost thereof in excess of the amount of moneys in the Project Fund if necessary. The Borrower shall not, by reason of the payment of any such excess costs, be entitled to any reimbursement from the Issuer, the Bank or the Trustee or any diminution in or postponement of any obligation hereunder. Any balance of such moneys remaining in the Project Fund after providing for or making payment of all costs of such repair, rebuilding or restoration, or which have not been so used within a reasonable period of time under the circumstances, as determined by the Bank, shall be transferred to the Bond Fund and used to redeem Bonds pursuant to Section 217(d) of the Indenture.

                                  ARTICLE VIII
                                SPECIAL COVENANTS

     SECTION 8.1 Assignment and Pledge of Issuer's Rights; Obligations of Borrower Unconditional. As security for the payment of the Bonds, the Issuer will assign and pledge to the Trustee all right, title and interest of the Issuer in and to this Agreement and the Promissory Note, including the right to receive payments hereunder and thereunder (except the Unassigned Rights), and hereby directs the Borrower to make such payments directly to the Trustee. The Borrower consents to such assignment and pledge and agrees that it will make payments directly to the Trustee without withholding, defense or set-off by reason of any dispute between the Borrower and the Issuer or the Trustee, or otherwise and hereby further agrees that its obligation to make payments hereunder and to perform its other agreements contained herein are absolute and unconditional. Until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment of the Bonds made in accordance with the Indenture, the Borrower (a) will not suspend or discontinue any Loan Repayments, (b) will perform all its other agreements in this Loan Agreement and (c) will not terminate this Loan Agreement for any cause including any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project, commercial frustration of purpose, any change in the laws of the United

States or of the State or any political subdivision of either or any failure of the Issuer to perform any of its agreements, whether express or implied, or any duty, liability or obligation arising from or connected with this Loan Agreement.

     SECTION 8.2 Right of Access to the Project. Subject to the reasonable security and safety requirements of the Borrower, the Borrower agrees that the Issuer, the Bank and the Trustee, and their respective duly authorized agents, shall have the right at all reasonable times upon reasonable notice to enter upon the Project to examine and inspect the same, and shall have the right at all reasonable times to inspect all books and records of the Borrower relating to the Project and make copies thereof.

     SECTION 8.3 Maintenance of Existence. The Company and Poly Circuits agree that throughout the term of this Agreement each shall maintain its corporate existence and shall not merge or consolidate with any other corporation and shall not transfer or convey all or substantially all of its assets, property and licenses, except as otherwise permitted under Section 9.1 hereof. The Company and Poly Circuits may consolidate with or merge into another entity or permit one (1) or more entities to consolidate with or merge into either party, provided that any surviving, resulting or transferee entity shall be qualified to do business in the State of Illinois and shall assume in writing or by operation of law all of the obligations of the Borrower under this Loan Agreement, the Reimbursement Agreement and the Remarketing Agreement.

     SECTION 8.4 Qualification in State of Illinois. Subject to the provisions of Section 8.3 hereof, the Company and Poly Circuits agree that throughout the term of this Loan Agreement, each will be qualified to do business in the State.

     SECTION 8.5 Covenant as to Non-Impairment of Tax-Exempt Status. The Borrower covenants that, notwithstanding any provision of this Agreement or the rights of the Borrower hereunder, it will not take, or permit to be taken on its behalf, any action that would impair the exclusion of interest on the Bonds from gross income for federal income tax purposes and that it will take such reasonable action for itself and on behalf of the Issuer as may be necessary to continue such exclusion, including, without limitation, the preparation and filing of any statements required to be filed by it in order to maintain such exclusion.

     The Borrower will not cause or permit any proceeds of the Bonds to be invested in a manner contrary to the provisions of Section 148 of the Code and will assure compliance with such requirements on behalf of the Issuer. The Borrower shall calculate and make timely payment to the United States of America, for the account of the Issuer, all amounts required to be so paid in accordance with Section 148 of the Code and shall maintain, on behalf of the Issuer, all records required to be maintained pursuant to Section 148(f) of the Code. The Borrower agrees to comply with the arbitrage rebate requirements described in Section 409 of the Indenture and described in further detail in the Summary of Arbitrage Regulations attached as Exhibit D to the Arbitrage Regulation Agreement. At least once every five (5) years, commencing with the end of the fifth (5th) Bond Year, and not later than sixty (60) days after payment in full of the Bonds, the Borrower will furnish to the Trustee a certificate showing compliance with the applicable provisions of Section 148(f) of the Code, which certificate shall be accompanied by an opinion of Counsel or certificate of accountants supporting the matters set forth in such certificate.



                                 LOAN AGREEMENT

     In addition to the foregoing covenants and the covenants contained in
Section 2.1 hereof, the Borrower further covenants that (a) it will requisition, apply and spend the moneys in the Project Fund in a manner so that as of any date at least ninety-five percent (95%) of the total amount theretofore requisitioned from the Project Fund (other than amounts requisitioned for Issuance Costs) will be applied to finance costs (incurred not more than sixty
(60) days before the Inducement Date) for the acquisition, construction, rehabilitation or improvement of land and other property which is of a character subject to an allowance for depreciation under Section 167 of the Code; (b) it will not permit moneys in the Bond Fund, Bond Purchase Fund or Project Fund to be invested in such a manner as to cause the Bonds to be "arbitrage bonds" under
Section 148(a) of the Code; (c) it will promptly notify the Trustee if, at any time, the Borrower proposes to take any action, or any action is to be taken by or on behalf of any Principal User of the Project or any Related Person, the effect of which could be to cause interest on the Bonds to become includable in the gross income of owners thereof for federal income tax purposes by reason of the $10,000,000 capital expenditure limitation imposed by Section 144(a)(4) of the Code being exceeded or the $40,000,000 limitation imposed by Section 144(a)(10) of the Code being exceeded; (d) it will not requisition from the proceeds of the Bonds more than $162,000 to pay Issuance Costs.

     The Borrower acknowledges that a failure to abide by the foregoing covenants and the covenants contained in Section 2.1 hereof and in the Tax Certificate of the Borrower dated the date of issuance of the Bonds may result in a Determination of Taxability. In the event of a Determination of Taxability for any reason, the sole and exclusive remedy of the holders of the Bonds and the Trustee on their behalf shall be the early redemption of the Bonds as provided in Section 217(b) of the Indenture.

     SECTION 8.6 Indemnity, Expenses.

     (a) The Issuer and its members, officers, agents, employees, successors and assigns or other elected or appointed officials of the Issuer, past, present or future (hereinafter the "Indemnified Persons") shall not be liable to the Borrower for any reason. The Borrower shall defend indemnify and hold the Issuer and the Indemnified Persons harmless from any loss, claim, damage, tax, penalty or expense (including reasonable counsel fees), or liability of any nature due to any and all suits, actions, legal or administrative proceedings, or claims arising or resulting from, or in any way connected with: (i) the financing, installation, operation, use or maintenance of the Project (ii) any act, failure to act or misrepresentation by any Person in connection with the issuance, sale, delivery or remarketing of the Bonds, (iii) any act, failure to act or misrepresentation by the Issuer in connection with this Agreement or any other document involving the Issuer in this matter. If any suit, action or proceeding is brought against the Issuer or any Indemnified Person, that suit, action or proceeding shall be defended by Counsel to the Issuer or the Borrower, as the Issuer shall determine. If the defense is by Counsel to the Issuer, the Borrower shall indemnify the Issuer and Indemnified Persons for the reasonable cost of that defense including reasonable Counsel fees. If the Issuer determines that the Borrower shall defend the Issuer or any Indemnified Person, the Borrower shall immediately assume the defense at its own cost. Neither the Issuer nor the Borrower shall be liable for any settlement of any proceeding made without its consent (which consent shall not be unreasonably withheld).


                                 LOAN AGREEMENT

     (b) The Borrower shall also indemnify the Issuer for all reasonable costs and expenses, including reasonable Counsel fees, incurred in: (i) enforcing any obligation of the Borrower under this Agreement or any related agreement, (ii) taking any action requested by the Borrower, (iii) taking any action required by this Agreement or any related agreement or (iv) taking any action considered necessary by the Issuer and which is authorized by this Agreement or any related agreement.

     (c) The Borrower also agrees to pay and to indemnify and hold harmless the Trustee, any Person who "controls" the Trustee within the meaning of Section 15 of the Securities Act of 1933, as amended, and any member, officer, agent, director, official and employee of the Trustee (collectively called the "Indemnified Parties") from and against any and all claims, damages, demands, expenses, liabilities and losses of every kind, character and nature (including counsel fees) asserted by or on behalf of any Person in connection with (i) the issuance, offering, sale, delivery, or remarketing of the Bonds, the Indenture and this Agreement and the obligations imposed on the Trustee hereby and thereby; or the design, financing installation, operation, use, occupancy, maintenance, or ownership of the Project; (ii) any written statements or representations made or given by the Borrower or any of its officers or employees to the Indemnified Parties, with respect to the Borrower, the Project, or the Bonds, including, but not limited to, statements or representations of facts, financial information, or corporate affairs; (iii) damage to property or any injury to or death of any Person that may be occasioned by any cause whatsoever pertaining to the Project; and (iv) any loss or damage incurred by the Trustee as a result of violation by the Borrower of the provisions of
Section 2.1 hereof or any matters contemplated under Section 8.6(a)(i)-(iv), or arising out of, resulting from, or in any way connected with, the condition, use, possession, conduct, management, planning, design, acquisition, installation, renovation or sale of the Project or any part thereof, to the extent not caused or occasioned by the gross negligence or willful misconduct of such Indemnified Party. The Borrower also covenants and agrees, at its expense, to pay, and to indemnify the Indemnified Parties from and against, all costs, reasonable attorney fees, expenses and liabilities incurred in any action or proceeding brought by reason of any such claim or demand. In the event that any action or proceeding is brought against the Indemnified Parties by reason of any such claim or demand, that action or proceeding shall be defended by counsel to the Indemnified Parties or the Borrower, as the Indemnified Parties shall determine. If the defense is by counsel to the Indemnified Parties, the Borrower shall indemnify the Indemnified Parties for the reasonable cost of the defense including reasonable counsel fees. If the Indemnified Parties determine that the Borrower shall defend the Indemnified Parties, the Borrower shall immediately assume the defense at its own cost. If such separate counsel is employed, the Borrower may join in any such suit for the protection of its own interests. The Borrower shall not be liable for any settlement of any such action effected without its consent; but if settled with the consent of the Borrower or if there be a final, unappealable judgment for the plaintiff in any such action, the Borrower agrees to indemnify and hold harmless the Indemnified Parties.

     (d) The indemnification provisions herein contained shall not be exclusive or in limitation of, but shall be in addition to, the rights to indemnification of the Indemnified Persons or the Indemnified Parties under any other agreement or law by which the Borrower is bound or to which the Borrower is subject.


                                 LOAN AGREEMENT

     (e) Any provision of this Agreement or any other instrument or document executed and delivered in connection therewith to the contrary notwithstanding, the Issuer retains the right to (i) enforce any applicable federal or state law or regulation or ordinance of the Issuer and (ii) enforce any rights accorded the Issuer by federal or state law or regulation or ordinance of the Issuer, and nothing in this Agreement shall be construed as an express or implied waiver thereof.

     (f) If the Issuer is to take any action under this Agreement or any other instrument executed in connection herewith for the benefit of the Borrower, it will do so if and only if (i) the Issuer is a necessary party to any such action or proceeding, (ii) the Issuer has received specific written direction from the Borrower, as required hereunder or under any other instrument executed in connection herewith, as to the action to be taken by the Issuer and (iii) a written agreement of indemnification and payment of costs, liabilities and expenses satisfactory to Issuer has been executed by the Borrower prior to the taking of any such action by the Issuer.

     (g) The obligations of the Borrower under this Section 8.6 shall survive any assignment or termination of this Agreement and the resignation or removal of the Trustee.

     SECTION 8.7 Compliance with Laws. The Borrower shall, throughout the term of this Agreement and at no expense to the Issuer, promptly comply or cause compliance with all laws, ordinances, orders, rules, regulations and requirements of duly constituted public authorities which may be applicable to the Project or to the repair and alteration thereof, or to the use or manner of use of the Project, including, but not limited to, the Americans with Disabilities Act, the Illinois Accessibility Code, all federal, state and local environmental and health and safety laws, rules, regulations and orders applicable to or pertaining to the Project, the Federal Worker Adjustment and Retraining Notification Act and the Prevailing Wage Act.

     SECTION 8.8 No Recourse to Issuer. The obligations of the Issuer under this Agreement are special, limited obligations of the Issuer, payable solely out of the revenues and income derived under this Agreement and the Indenture. The obligations of the Issuer hereunder shall not be deemed to constitute an indebtedness or an obligation of the Issuer, the State of Illinois, or any political subdivision thereof within the purview of any constitutional limitation or provision, or a charge against the credit or general taxing powers, if any, of any of them. The Issuer has no taxing power. Neither the Issuer nor any member, director, officer, employee or agent of the Issuer nor any Person executing the Bonds shall be liable personally for the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds. No recourse shall be had for the payment of the principal of, redemption premium, if any, and interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement contained in the Bonds, the Indenture, this Agreement or the Bond Purchase Agreement (or any other agreement entered into by the Issuer with respect thereto) against any past, present or future member, officer, agent or employee of the Issuer, or any incorporator, member, officer, employee, director or trustee or any successor thereof, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such incorporator, member, officer, employee, director, agent or trustee as such is hereby expressly waived and released as a condition of and consideration for the execution of the Indenture, the Bond Purchase Agreement and this Agreement (and any other agreement entered into by the Issuer with respect thereto) and the issuance of the Bonds.


                                 LOAN AGREEMENT

     SECTION 8.9 Indenture Provisions. The Indenture provisions concerning the Bonds and the other matters therein are an integral part of the terms and conditions of the Loan, and the execution of this Agreement shall constitute conclusive evidence of approval of the Indenture by the Borrower to the extent it relates to the Borrower. Additionally, the Borrower agrees that, whenever the Indenture by its terms imposes a duty or obligation upon the Borrower, such duty or obligation shall be binding upon the Borrower to the same extent as if the Borrower were an express party to the Indenture, and the Borrower hereby agrees to carry out and perform all of its obligations under the Indenture as fully as if the Borrower were a party to the Indenture.

     SECTION 8.10 Recording and Maintenance of Liens.

     (a) The Borrower will, at its own expense, take all necessary action to maintain and preserve the liens and security interest of this Agreement and the Indenture so long as any principal installment of, redemption premium, if any, or interest on the Bonds remains unpaid.

     (b) The Borrower will, forthwith after the execution and delivery of this Agreement and the Indenture and thereafter from time to time, cause appropriate financing statements or continuation statements (including any amendments thereof and supplements thereto), to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of and fully to perfect and protect (i) the lien and security interest thereof upon, and the title of the Borrower to, the Project and (ii) the lien and security interest therein granted to the Trustee to the rights of the Issuer assigned under the Indenture, and from time to time will perform or cause to be performed any other act as provided by law and will execute or cause to be executed any and all continuation statements and further instruments necessary for such publication, perfection and protection. Except to the extent it is exempt therefrom, the Borrower will pay or cause to be paid all filing, registration and recording fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment of such instruments of further assurance, and all federal or state fees and other similar fees, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Agreement and the Indenture and such instruments of further assurance.

     (c) The Issuer shall have no responsibility for the preparation, filing or recording of any instrument, document or financing statement or for the maintenance of any security interest intended to be perfected thereby. The Issuer will execute such instruments as may be reasonably necessary in connection with such filing or recording.

     SECTION 8.11. Rights and Duties of the Issuer.

     (a) Remedies of the Issuer. Notwithstanding any contrary provision in this Agreement, the Issuer shall have the right to take any action not prohibited by law or make any decision not prohibited by law with respect to proceedings for indemnity against the liability of the Issuer and its officers, directors, employees and agents and for collection or reimbursement of moneys due to the Issuer under this Agreement for its own account. The Issuer may enforce its rights under this Agreement which have not been assigned to the Trustee by legal proceedings for the specific performance of any obligation contained herein or for the enforcement of any other legal or equitable remedy, and may recover damages caused by any breach by the Borrower of its obligations to the Issuer under this Agreement, including any amounts required to be paid by the


                                 LOAN AGREEMENT

Borrower pursuant to this Agreement hereof, court costs, reasonable attorneys' fees and other costs and expenses incurred in enforcing such obligations.

     (b) Limitations on Actions. Without limiting the generality of (c) below, the Issuer shall not be required to monitor the financial condition of the Borrower and shall not have any responsibility or other obligation with respect to reports, notices, certificates or other documents filed with it hereunder.

     (c) Responsibility. The Issuer shall be entitled to the advice of counsel (who may be counsel for any party) and shall not be liable for any action taken or omitted to be taken in good faith in reliance on such advice. The Issuer may rely conclusively on any communication or other document furnished to the Issuer under this Agreement and reasonably believed by it to be genuine. The Issuer shall not be liable for any action; (i) taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it; (ii) in good faith omitted to be taken by it because reasonably believed to be beyond the discretion or powers conferred upon it; (iii) taken by it pursuant to any direction or instruction by which it is governed under this Agreement; or (iv) omitted to be taken by it by reason of the lack of direction or instruction required for such action, nor shall it be responsible for the consequences of any error of judgment reasonably made by it. The Issuer shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any Person except its own directors, officers and employees. When any consent or other action by the Issuer is called for by this Agreement, the Issuer may defer such action pending such investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. The Issuer shall not be required to take any remedial action (other than the giving of notice) unless reasonable indemnity is provided for any expense of liability to be incurred thereby. The Issuer shall be entitled to reimbursement for expenses reasonably incurred or advances reasonably made, with interest at the "base rate" of the Trustee, as announced from time to time, in the exercise of its rights or the performance of its obligations hereunder, to the extent that it acts without previously obtaining indemnity. No permissive right or power to act shall be construed as a requirement to act; and no delay in the exercise of any such right or power shall affect the subsequent exercise of that right or power. The Issuer shall not be required to take notice of any breach or default by the Borrower under this Agreement except when given notice thereof by the Trustee. No recourse shall be had by the Borrower, the Trustee or any Bondowner for any claim based on this Agreement, the Bonds or any agreement securing the same against any director, officer, agent or employee of the Issuer alleging personal liability on the part of such Person unless such claim is based upon the willful dishonesty of or intentional violation of law by such Person. No covenant, stipulation, obligation or agreement of the Issuer contained in this Agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future director, officer, employee or agent of the Issuer in his or her individual capacity, and no Person executing the Bonds shall be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

     (d) Financial Obligations. Nothing contained in this Agreement is intended to impose any pecuniary liability on the Issuer nor shall it in any way obligate the Issuer to pay any debt or meet any financial obligations to any Person at any time in relation to the Project or the Bonds except from moneys received under the provisions of this Agreement; provided, however, that nothing contained in this Agreement shall in any way obligate the Issuer to pay such debts or meet such financial obligations from moneys received for the Issuer's own account.


                                 LOAN AGREEMENT

     SECTION 8.12. Nature of Project and Public Purpose. The Borrower further covenants and agrees that during the period beginning on the date of issuance of the Bonds and ending upon the termination of this Agreement, the Borrower, at the request of the Issuer, will: (i) furnish a report, in a form satisfactory to the Issuer, containing information relating to the Project, including, but not limited to, the number and types of jobs which have been created or retained as a result of the Project; and (ii) permit a duly authorized agent of the Authority to enter upon and inspect the Project during regular business hours and to examine and copy at the principal office of the Borrower all books, records and other documents of the Borrower relating to the number and types of jobs at the Project.

     The Project is located within the planning and subdivision control jurisdiction of the City of West Chicago, Illinois. The Borrower will use the proceeds of the Bonds to acquire, construct, improve and equip the Project substantially described in Exhibit D.

     SECTION 8.13. Annual Certificate. The Borrower will furnish to the Issuer and to the Trustee on or before January 31 of each year, a certificate of the Borrower signed by the Authorized Borrower Representative setting that the Borrower has made a review of its activities during the preceding calendar year for the purpose of determining whether or not the Borrower has complied with all of the terms, provisions and conditions of this Agreement and the Borrower has kept, observed, performed and fulfilled each and every covenant, provision and condition of this Agreement on its part to be performed and is not in default in the performance or observance of any of the terms, covenants, provisions or conditions hereof, or if the Borrower shall be in default such certificate shall specify all such defaults and the nature thereof.

     SECTION 8.14. Term Of This Agreement. This Agreement shall be in full force and effect from the date hereof, and shall continue in effect until the payment in full of all principal of, premium, if any, and interest on the Bonds, or provision for the payment thereof shall have been made pursuant to Article V of the Indenture, all fees, charges and expenses of the Issuer, the Trustee, the Bond Registrar and the Remarketing Agent have been fully paid or provision made for such payment (the payment of which fees, charges, indemnities and expenses shall be evidence by a written certification of the Borrower that it has fully paid all such fees, charges, indemnities and expenses) and all other amounts due hereunder and under the Note have been duly paid or provision made for such payment. All representations, certifications and covenants by the Borrower as to the indemnification of various parties and the payment of fees and expenses of the Issuer as described in Section 8.6 hereof, and all matters affecting the tax-exempt status of the Bonds shall survive the termination of this Agreement.

     SECTION 8.15. Reports on Employment at the Project. No later than ninety
(90) days following the Completion Date, the Borrower shall deliver to the Issuer a written report (which may be prepared in reliance upon information furnished by one or more of the construction manager, general contractor, or subcontractors) setting forth in reasonable detail the numbers and types of workers employed in the construction of the Project. Thereafter, on or before October 1 in each calendar year, the Borrower shall deliver to the Issuer a written report (which may be prepared in reliance upon information furnished by any manager at the time engaged by the Borrower with respect to the Project) setting forth the number of workers, on a full-time equivalent basis, employed at the Project during the fiscal year of the Company ended on June 30 of that calendar year.


                                 LOAN AGREEMENT

     SECTION 8.16. Additional Payments. The Borrower will also pay the following within thirty (30) days after receipt of a bill therefor.

     (a) The reasonable fees and expenses of the Issuer in connection with and as provided in this Loan Agreement and the Bonds, such fees and expenses to be paid directly to the Issuer or as otherwise directed in writing by the Issuer;

     (b) (i) The fees and expenses of the Trustee and all other fiduciaries and agents serving under the Indenture (including any expenses in connection with any redemption of the Bonds) in the amounts specified therein, and (ii) all fees and expenses, including attorneys fees, of the Trustee for any extraordinary services rendered by it under the Indenture. All such fees and expenses are to be paid directly to the Trustee or other fiduciary or agent for its own account as and when such fees and expenses become due and payable; and

     (c) All other reasonable fees and expenses incurred in connection with the issuance of the Bonds.

                                   ARTICLE IX
                         ASSIGNMENT, LEASING, EQUIPMENT

     SECTION 9.1 Transfer, Assignment and Leasing. The Borrower may lease any portion of the Project with the prior written consent of the Bank provided that the Borrower delivers to the Bank, the Issuer and the Trustee in connection with any such leasing an opinion of Bond Counsel that subsequent to the execution of the lease, interest on the Bonds will remain wholly excludable from gross income of the Bondholders for federal income tax purposes. No leasing shall relieve the Borrower from primary liability for any of its obligations hereunder, and in the event of any such leasing the Borrower shall continue to remain primarily liable for the payment of Loan Repayments and for performance and observance of the other agreements herein on its part to be performed and observed.

     Subject to the prior written consent of the Bank, this Agreement may be assigned, in whole or in part, and the Project may be sold, transferred or conveyed as a whole or in part, by the Borrower without the necessity of obtaining the consent of the Issuer or the Trustee, subject, however, to the following conditions:

     (a) No assignment, sale, transfer or conveyance shall relieve the Borrower from primary liability for any of its obligations hereunder and under the Promissory Note, and if any such assignment occurs, the Borrower shall continue to remain primarily liable to make the payments required to be made by the Borrower hereunder and under the Promissory Note and for performance and observance of the other agreements on its part herein and under the Promissory Note provided to be performed and observed by it;

     (b) The assignee or purchaser shall assume the obligations of the Borrower hereunder to the extent of the interest assigned, sold, transferred or conveyed;

     (c) The Borrower shall, within thirty (30) days prior to the delivery thereof, furnish or cause to be furnished to the Issuer and the Trustee a true and complete copy of each such


                                 LOAN AGREEMENT
assignment or sale agreement, as the case may be, together with (i) any instrument of assumption, and (ii) an opinion of Bond Counsel that such assignment or sale agreement will not adversely affect the exclusion of interest on the Bonds from gross income of the Bondholders for federal income tax purposes; and

     (d) The assignee, transferee or purchaser shall continue to use the Project for purposes permitted under the Act for the term of this Agreement.

     SECTION 9.2 Substitution and Removal of Machinery and Equipment. Any machinery and equipment financed with Bond proceeds may not be removed from the Project unless (i) other machinery and equipment of equivalent or greater value and utility is substituted therefor within six (6) months of such disposition or
(ii) the proceeds of the sale of such machinery and equipment are used in accordance with the following sentence or (iii) the Borrower receives an opinion of Bond Counsel that noncompliance with (i) or (ii) above will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes. Any proceeds received upon the sale of any of the property which is included in the Project (i) will be invested at a yield not in excess of the yield on the Bonds and used for the purpose of redeeming the Bonds at the first subsequent call date, or (ii) will be used for the purpose of acquiring property performing the same function at the Project site as the disposed Project property within six (6) months of the date of receipt of such proceeds. Notwithstanding the foregoing, if part or all of the Project wears out or becomes obsolete so that it is no longer functional to the Borrower and the Borrower deems it appropriate to dispose of such portion of the Project and, further, if the Borrower or any related party thereto receives no economic benefit from the disposal thereof, then the Borrower may dispose of such property other than as provided above.

                                    ARTICLE X
                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 10.1 Events of Default. The following shall be events of default under this Agreement and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

     (a) Failure by the Borrower to pay the Loan Repayments in the amounts and at the times provided in this Agreement or the Promissory Note; provided, however, that no Event of Default described in this subparagraph (a) shall be deemed to have occurred solely by reason of such failure to make such payments if and to the extent that payments have nonetheless been made by the Bank to the Trustee pursuant to the Letter of Credit for deposit in the Bond Fund at such times and in such manner so as to prevent an event of default described under
Section 601(a) or (b) of the Indenture;

     (b) Failure by the Borrower to make payments in the amounts and at the times provided in Section 3.4 of this Agreement; provided, however that no Event of Default described in this paragraph (b) shall be deemed to have occurred solely by reason of such failure to make such payments if and to the extent that payments have nonetheless been made by the Bank to the Trustee pursuant to the Letter of Credit for deposit in the Bond Purchase Fund at such times and in such manner so as to prevent an event of default described under Section 601(c) of the Indenture;


                                 LOAN AGREEMENT

     (c) Failure by the Borrower to observe and perform any other covenant, condition or agreement on its part to be observed or performed herein or in the Promissory Note for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, shall have been given to the Borrower by the Issuer, the Bank or the Trustee; provided, however, that if the failure is such that it can be corrected but not within such thirty
(30) day period, and corrective action is instituted by the Borrower within such period and diligently pursued until such failure is corrected, then such period shall be increased to such extent as shall be determined by the Trustee, with the consent of the Bank, to be necessary to enable the Borrower to observe or perform such covenant, condition, undertaking or agreement through the exercise of due diligence;

     (d) Any representation or warranty made by the Borrower in any document delivered by the Borrower to the Trustee or the Bank or the Issuer in connection with the sale and delivery of the Bonds proves to be untrue when made in any material respect (other than representations and warranties as to future events or conditions, which shall not become an Event of Default until after notice and opportunity to cure as provided in paragraph (c) immediately above);

     (e) Occurrence of an Event of Default under the Indenture; or

     (f) The Borrower (i) shall generally not pay its debts as they become due,
(ii) shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, (iv) shall institute any proceeding or voluntary case (A) seeking to adjudicate it a bankrupt or insolvent or (B) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or (C) seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, (v) shall take any action to authorize any of the actions described above in this subsection (f), or (vi) shall have instituted against it any proceeding (A) seeking to adjudicate it a bankrupt or insolvent or (B) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or (C) seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, and, if such proceeding is being contested by the Borrower in good faith, such proceeding shall remain undismissed or unstayed for a period of sixty (60) days.

     SECTION 10.2 Remedies on Default. Whenever an Event of Default shall have occurred and be continuing, and if acceleration of the principal amount of the Bonds has been declared pursuant to Section 602 of the Indenture:

     (a) The Trustee shall declare all Loan Repayments to be immediately due and payable, whereupon the same shall become immediately due and payable and the Trustee shall thereupon draw upon the Letter of Credit in accordance with its terms and the terms of the Indenture;


                                 LOAN AGREEMENT

     (b) Subject to the reasonable security and safety requirements of the Borrower, the Issuer or the Trustee may have access to and inspect, examine, and make copies of the books and records and any and all accounts, data and income tax and other tax returns of the Borrower, and

     (c) The Trustee may pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Agreement or the Promissory Note or to enforce the performance of any other obligation or agreement of the Borrower under such documents.

     Any amounts collected pursuant to action taken under this Section 10.2 shall be applied in accordance with Section 607 of the Indenture.

     Notwithstanding any other provision of this Agreement or the Indenture, the Issuer shall be entitled (without limitation to the rights of any other Person) to cause the Borrower to perform the Borrower's obligations under Sections 3.5,
8.6 and 10.4 hereof for the benefit of the Issuer.

     SECTION 10.3 No Remedy Exclusive. No remedy conferred upon or reserved to the Issuer or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or the Indenture, or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

     SECTION 10.4 Agreement to Pay Attorneys' Fees and Expenses. In the event that the Issuer, the Bank or the Trustee employs attorneys or incurs other expenses for the enforcement or performance or observance of any obligation or agreement on the part of the Borrower contained in the Promissory Note, the Bond Purchase Agreement or in this Agreement, the Borrower agrees that it will on demand therefor promptly reimburse the reasonable fees of such attorneys and such other expenses so incurred.

     SECTION 10.5 No Additional Waiver Implied by One Waiver. In the event any term, condition or covenant contained in this Agreement is breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Because of the assignment of the Issuer's rights and interest, except for the Issuer's Unassigned Rights, in this Agreement to the Trustee under the Indenture, the Issuer shall have no power to waive or release the Borrower from any Event of Default or the performance or observance of any obligation or condition of the Borrower under this Agreement without the prior written consent of the Trustee and the Bank, but the Issuer shall so waive or release the Borrower if requested by the Trustee and the Bank, provided the Issuer receives an opinion of Counsel that such action will not impose any pecuniary obligation or liability or adverse consequence upon the Issuer and the Issuer has been provided such indemnification from the Borrower, the Trustee or the Bank, as the Issuer deems necessary.


                                 LOAN AGREEMENT

     SECTION 10.6 Default by Issuer - Limited Liability. Notwithstanding any provision or obligation to the contrary hereinbefore set forth, no provision of this Agreement shall be construed so as to give rise to a pecuniary liability of the Issuer or to give rise to a charge upon the general credit of the Issuer. The liability of the Issuer hereunder shall be limited to its interest in this Agreement, the Promissory Note, and all other related documents and collateral and the lien of any judgment shall be restricted thereto. In the performance of the agreements of the Issuer herein contained, any obligation it may incur for the payment of money shall not be a debt of the Issuer, nor shall the Issuer be liable on any obligation so incurred. The Issuer does not assume general liability for the repayment of the Bonds or for the costs, fees, penalties, taxes, interest, omissions, charges, insurance or any other payments recited herein, and shall be obligated to pay the same only out of the amounts payable by the Borrower hereunder. The Issuer shall not be required to do any act whatsoever or exercise any diligence whatsoever to mitigate the damages to the Borrower if a default shall occur hereunder.

                                   ARTICLE XI
               PAYMENT OF SURPLUS BOND PROCEEDS FROM THE BOND FUND

     SECTION 11.1 Surplus Bond Proceeds. All Surplus Bond Proceeds transferred to the Bond Fund pursuant to the provisions of Section 5.4 hereof shall be applied by the Trustee to reimburse the Bank to the extent of any drawing on the Letter of Credit in connection with an optional redemption of Bonds as set forth in Section 217(a) of the Indenture. In addition, at the direction of the Bank, Surplus Bond Proceeds held in the Bond Fund shall be paid by the Trustee to the Bank to the extent of any moneys owing under the Reimbursement Agreement as a result of a drawing on the Letter of Credit to pay principal, interest or premium on the Bonds. To the extent that Surplus Bond Proceeds are deposited in the Bond Fund after the third anniversary of the Issue Date, the Borrower shall instruct the Trustee to invest such proceeds in a manner permitted by Section 148 of the Code so that the yield on such investments will not exceed the yield on the Bonds or, in the opinion of Bond Counsel, will not impair the exclusion of interest on the Bonds from gross income for federal income tax purposes.

                                   ARTICLE XII
                                    THE BONDS

     SECTION 12.1 Issuance of the Bonds. The obligations of the Issuer and the Borrower hereunder are expressly conditioned upon the execution of the Bond Purchase Agreement and payment for the Bonds pursuant thereto.

     SECTION 12.2 Compliance with Indenture. The Issuer agrees to comply with the covenants, requirements and provisions of the Indenture and perform all of its obligations thereunder.

     SECTION 12.3 Consent to Issuer's Pledge. The Borrower hereby acknowledges and consents to the assignment and pledge by the Issuer to the Trustee, for the benefit of the Bondholders and the Bank, of (a) the Promissory Note and all of the Issuer's rights and powers thereunder; (b) the moneys deposited to the various funds and accounts hereunder and under the Indenture (including investments); and (c) all of the Issuer's rights and powers under this Agreement, including the right to receive Loan Repayments (but excluding the Unassigned

                                 LOAN AGREEMENT

Rights) and the right and power to enforce, either jointly with the Issuer or separately, the performance of the obligations of the Borrower under this Agreement. The Borrower further acknowledges and consents to the right of the Trustee and the Bank, as the case may be, to enforce all rights of the Issuer and Bondholders assigned under the Indenture.

     SECTION 12.4 Rights of Trustee Hereunder. The parties hereto recognize and agree that the terms of this Agreement and the enforcement thereof are essential to the security of the Trustee (for the benefit of the Bondholders) and the Bank and are entered into for the benefit of the Trustee (on behalf of the Bondholders) and the Bank. The Trustee (and any assignee of or subrogee to the Trustee) and the Bank shall accordingly have contractual rights and duties in this Agreement and be entitled to require the enforcement of the terms hereof.

     Except for the rights of the Borrower set forth in Section 13.1 hereof, the Borrower and the Issuer each acknowledge that neither the Borrower nor the Issuer has any interest in the Bond Fund or the Bond Purchase Fund and any moneys deposited therein and that the Bond Fund and the Bond Purchase Fund and any moneys deposited therein shall be in the custody of and held by the Trustee in trust for the benefit of the Bondholders and the Bank as provided in the Indenture.

     SECTION 12.5 Amendments to Indenture and this Agreement. The Issuer shall not amend nor consent to any amendment to the Indenture or this Agreement except as specified in Article VIII of the Indenture, which Article VIII is incorporated herein by this reference as if it were fully set forth herein. The Borrower hereby agrees to be bound by the provisions of Article VIII of the Indenture.

                                  ARTICLE XIII
                                  MISCELLANEOUS

     SECTION 13.1 Amounts Remaining in Funds. Any amounts remaining in the Project Fund or the Bond Fund upon expiration or sooner cancellation or termination of this Agreement, after the Loan and the Bonds shall be deemed to have been paid and discharged under the provisions of the Indenture and the fees, charges and expenses of the Trustee and all other amounts required to be paid under the Indenture, the Reimbursement Agreement and this Agreement have been paid, shall be paid to the Borrower in accordance with Section 504 of the Indenture.

     SECTION 13.2 Rights of the Bank. All rights of the Bank under this Agreement to consent to certain extensions, remedies, waivers, actions and amendments hereunder shall cease, terminate and become null and void (a) for so long as the Bank wrongfully dishonors any draft presented in strict conformity with the Letter of Credit and until it has honored a subsequent draft so in conformity, if any, thereunder or (b) if the Letter of Credit is no longer in effect and any and all of the Borrower's obligations to the Bank pursuant to the Reimbursement Agreement have been fully and finally paid and satisfied.

     SECTION 13.3 Notices. Except as otherwise provided herein, it shall be sufficient service or giving of any notice, request, complaint, demand or other paper required by this Agreement to be given to or filed with the Issuer, the Trustee, the Bank, the Remarketing Agent, or the Borrower if the same is duly mailed by U.S. Registered or Certified Mail, Return Receipt


                                 LOAN AGREEMENT

Requested, postage pre-paid, or sent by facsimile, telecopy or telex or other similar communication, or when given by telephone, confirmed in writing by first-class mail, postage pre-paid, or sent by telecopy, telex or other similar communication, on the same day addressed as specified in Section 904 of the Indenture.

     The Borrower, the Issuer, the Bank, and the Trustee may designate, by notice given hereunder, any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent, but no notice directed to any one such entity shall thereby be required to be sent to more than two addresses.

     SECTION 13.4 Bondholders' Action. Whenever any consent, approvals, waivers or other actions are required of the Bondholders hereunder, under the Indenture, the Promissory Note or any other instrument or document delivered with respect to the Bonds, such consent shall only be given in compliance with Section 806 of the Indenture.

     SECTION 13.5 Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Borrower and their respective successors and assigns, subject to the limitation that any obligation of the Issuer created by or arising out of this Agreement shall not be a general debt of the Issuer but shall be payable solely out of the Security, the proceeds of the sale of the Bonds or the net proceeds of any insurance or condemnation awards as provided herein, anything herein contained to the contrary by implication or otherwise notwithstanding.

     SECTION 13.6 Severability. If any clause, provision or section of this Agreement be held illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. If any agreement or obligation contained in this Agreement is held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Issuer or the Borrower, as the case may be, to the full extent permitted by law.

     SECTION 13.7 Captions. The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision or sections of this Agreement.

     SECTION 13.8 Governing Law,: Jury Trial Waiver. This Agreement shall be governed by and interpreted in accordance with the laws of the State without regard to conflicts of law principles. EACH OF THE BORROWER AND THE ISSUER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING
(I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE SECURITY DOCUMENTS, THE PROMISSORY NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


                                 LOAN AGREEMENT

     The Borrower irrevocably agrees that, subject to the Issuer's sole and absolute election, any action or proceeding in any way, manner or respect arising out of this Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith, or arising from any dispute or controversy arising in connection with or related to this Agreement or any such amendment, instrument, document or agreement shall be litigated only in the courts having situs within the City of Chicago, the State of Illinois, and the Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within such city and state. The Borrower hereby waives any right either may have to transfer or change the venue of any litigation brought against them in accordance with this Section 13.8.

     SECTION 13.9 Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 13.10 Recent Developments. In his "State of the State" address on January 31, 2001, Governor Ryan proposed the consolidation of sixteen (16) of Illinois' existing finance authorities, including the Issuer, into a new single finance Issuer. Illinois Senate Bill 1010 ("SB1010") was introduced February 22, 2001 to create, as of its effective date, the Illinois State Finance Issuer ("SFA"). Under SB1010, SFA would succeed to the rights and duties of the existing finance authorities. SB1010 also would repeal the existing finance authorities' authorizing legislation, including the Act. Under SB1010, SFA would be governed by a 15-member board appointed by the Governor, and would have total bond authorization of $28 billion. SFA would have, among its other powers, the power to appoint various advisory councils to assist in the formulation of policy and the establishment of funding priorities and the delivery of services.

     SB1010 provides that SFA assumes, as of SB1010's effective date, all duties and responsibilities of the Issuer, including those arising under the Series 2001 Bonds and all related documents to which the Issuer is a party. SB1010 further provides that all bonds, notes, or other evidence of indebtedness of the Issuer, including the Series 2001 Bonds, would not be affected by the transfer of the Issuer's functions to SFA. In addition, representatives of the Governor have stated that the intent of the Governor's proposal is that any such consolidation would not adversely affect the Issuer's various existing programs, operations or functions, or the Issuer's ability to pay (or the sources of payment available to the Issuer for) its bonds, notes or other indebtedness, including the Series 2001 Bonds, or impair any contracts or other obligations of the Issuer.

     There can be no assurances that SB1010 will be enacted into law, or, if it is enacted into law, that SB1010 will be enacted in its current form. If SB1010 is enacted with a dollar cap on bond issuance, and if such cap is reached, the Borrower, like all other potential clients of the Issuer, would not be able to obtain further federal tax-exempt financing through the Issuer. The effective date of SB1010, as introduced, would be January 1, 2002.


                           [SIGNATURE PAGE TO FOLLOW]


                                 LOAN AGREEMENT

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.


                                           ILLINOIS DEVELOPMENT
                                           FINANCE AUTHORITY, a
                                           political subdivision, body
                                           politic and corporate duly
                                           organized and existing
                                           under the laws of the State
                                           of Illinois


                                           By:
                                              ----------------------------------
                                           Its:  Executive Director
(SEAL)

ATTEST:


By:
    ----------------------------------
Its:  (Assistant) Secretary

                                           M-WAVE, INC., a Delaware corporation


                                           By:
                                              ----------------------------------
                                           Its:
                                               ---------------------------------

                                           POLY CIRCUITS, INC., an Illinois
                                           corporation


                                           By:
                                              ----------------------------------
                                           Its:
                                               ---------------------------------

                                    EXHIBIT A

                             COMPLETION CERTIFICATE

TO:         Illinois Development Finance Authority
            American National Bank and Trust Company of Chicago, as Trustee American National Bank and Trust Company of Chicago, as Letter of Credit Bank

FROM:       M-Wave, Inc. and Poly Circuits, Inc.

SUBJECT: $8,100,000 Illinois Development Finance Authority Variable Rate Demand Industrial Development Revenue Bonds (M-Wave, Inc. Project), Series 2001 (the "Bonds")

            The undersigned does hereby certify:

         1. The acquisition, construction, rehabilitation and installation of the Project have been completed in accordance with the plans and specifications therefor and in such manner as to conform with all applicable zoning, planning and building laws and regulations of the governmental authorities having jurisdiction of the Project, as of _____________, ____ (the "Completion Date").

         2. Any moneys remaining in the Project Fund represent Surplus Bond Proceeds and the Trustee is hereby authorized and directed to transfer all such Surplus Bond Proceeds to the Bond Fund pursuant to Section 5.4 of the Loan Agreement.

         3. No event of default has occurred under the Promissory Note, the Loan Agreement or the Reimbursement Agreement nor has any event occurred which with the giving of notice or lapse of time or both shall become such an event of default. Nothing has occurred to the knowledge of the Borrower that would prevent the performance of its obligations under the Promissory Note, the Loan Agreement or the Reimbursement Agreement.

         This certificate is given without prejudice to any rights against third parties which exist at the date hereof or which may subsequently come into being.


                                 LOAN AGREEMENT

         Capitalized terms used but not defined herein shall have the meanings given in the Loan Agreement between the Borrower and the Issuer, relating to the Bonds.

         Executed this _____ day of _____________, ____.

                                           M-WAVE, INC., a Delaware corporation


                                           By:
                                               ---------------------------------
                                           Its:
                                                --------------------------------



                                           POLY CIRCUITS, INC., an Illinois
                                           corporation


                                           By:
                                              ----------------------------------
                                           Its:
                                                --------------------------------








                                 LOAN AGREEMENT

                                                                       EXHIBIT B

                              COSTS OF THE PROJECT


  The following are the estimated costs of the Project:

                                                              Costs Paid From
                                                               Bond Proceeds

  Acquisition of Manufacturing Building and Land and
  Rehabilitation                                               $2,000,000.00
  Manufacturing Equipment                                       5,860,556.84
  Letter of Credit Facility Fees                                   77,443.16
  Costs of Issuance*                                              162,000.00
                                                               -------------
                    TOTALS                                     $   8,100,000


  *Issuance costs in excess of $162,000.00 will be paid from the Borrower's own funds.














                                 LOAN AGREEMENT
                                      B-1

                                                                       EXHIBIT C

                                 PROMISSORY NOTE


                                                               Chicago, Illinois
$8,100,000                                          Dated as of __________, 20__

     FOR VALUE RECEIVED, M-Wave, Inc., a Delaware corporation (the "Company") and Poly Circuits, Inc., an Illinois corporation ("Poly Circuits," and collectively with the Company, the "Borrower"), jointly and severally promises to pay to the order of the Illinois Development Finance Authority, a political subdivision, body politic and corporate duly organized and existing under the laws of the State of Illinois, (the "Issuer"), the aggregate principal sum of Eight Million One Hundred Thousand and no/100 Dollars ($8,100,000) together with
(a) interest thereon in an amount sufficient to enable the Issuer to make payment of all interest becoming due and payable on the Issuer's $8,100,000 Variable Rate Demand Industrial Development Revenue Bonds (M-Wave, Inc. Project), Series 2001 (the "Bonds") dated as of July 1, 2001 in the aggregate principal amount of Eight Million One Hundred Thousand and no/100 Dollars ($8,100,000), issued pursuant to a Trust Indenture dated as of July 1, 2001 (the "Indenture") between the Issuer and American National Bank and Trust Company of Chicago, a national banking association, as Trustee (the "Trustee"), which Indenture and Bonds are incorporated herein by reference and made a part hereof, and (b) such redemption premiums and other amounts as are required to be paid by the Borrower to the Issuer as Loan Repayments as provided in the Loan Agreement, dated as of July 1, 2001 by and among the Borrower and the Issuer (the "Loan Agreement"), which is incorporated herein by reference and made a part hereof.

     The foregoing amounts shall be paid by means of Loan Repayments which shall be due and payable (less any credits to which the Borrower may be entitled under the Loan Agreement), in immediately available funds, as follows:

     A. On or before each date on which a payment of interest is due on the Bonds, the Borrower shall pay interest in an amount equal to the aggregate unpaid interest due or to become due on the Bonds on such payment date, less any Eligible Funds (as defined in the Indenture) then held by the Trustee in the Bond Fund (as defined in the Indenture) which are then being held for application to the payment of interest on the Bonds in accordance with the Indenture;

     B. On or before each date on which a payment of principal, Purchase Price (as defined in the Indenture) and premium, if any, is due on the Bonds, whether by maturity, acceleration or otherwise, the Borrower shall pay principal and premium, if any, in an amount equal to principal, Purchase Price and premium, if any, then due or to become due on the Bonds on such payment date, less any Eligible Funds then held by the Trustee in the Bond Fund, other than those Eligible Funds applied to payment of interest on the Bonds as set forth above, which are then being held for the payment of principal and premium, if any, on the Bonds under the Indenture.


                                 LOAN AGREEMENT
                                      C-2

     Notwithstanding the foregoing, the Borrower shall pay principal of, premium, if any, and interest on the Bonds to the Trustee so as to permit the redemption of all or a portion of Bonds then outstanding in accordance with
Section 217 of the Indenture.

     The Borrower shall have the option to make advance payments of Loan Repayments, from time to time, which advance payments shall be deposited with the Trustee in the Bond Fund and shall be applied as provided in the Loan Agreement and the Indenture.

     All payments shall be made in coin or currency of the United States of America in immediately available funds at the principal office of the Trustee, or at the office of any successor Trustee.

     If the Borrower fails to pay any installment of principal, premium, if any, and interest when due under this Promissory Note and the Trustee fails to receive sufficient moneys pursuant to one or more draws under the Letter of Credit (as defined in the Indenture) to pay any such installment, or upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement, the Trustee then, or at any time thereafter, may under certain conditions specified in Section 602 of the Indenture give notice to the Borrower declaring all unpaid amounts then outstanding hereunder or under the Loan Agreement (including all fees), to be due and payable, and thereupon, without further notice or demand, all such amounts shall become and be immediately due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any time in the event of any continuing or subsequent default.

     All payments hereon shall be applied first to accrued interest, then to premium, if any, and then to principal.

     The undersigned waives (except as provided herein) demand, protest, presentment for payment and notice of nonpayment and agrees to pay all costs of collection when incurred, including reasonable attorneys' fees, and to perform and comply with each of the covenants, conditions, provisions and agreements of the undersigned contained in every instrument evidencing or securing the indebtedness evidenced hereby. No extension of the time for the payment of this Promissory Note made by agreement with any Person now or hereafter liable for the payment of this Promissory Note shall operate to release, discharge, modify, change or affect the original liability under this Promissory Note, either in whole or in part, of the undersigned if not a party to such agreement.

     This Promissory Note is issued under and is subject to the terms and conditions of the Loan Agreement.



                                 LOAN AGREEMENT
                                      C-2

     This Promissory Note and all instruments securing the same are to be construed according to the laws of the State of Illinois, without regard to conflicts of law principles.

                                            M-WAVE, INC., a Delaware corporation


                                            By:
                                                --------------------------------
                                            Its:
                                                  ------------------------------


                                            POLY CIRCUITS, INC., an Illinois
                                            corporation


                                            By:
                                               ---------------------------------
                                            Its:
                                                 -------------------------------


     PAY TO THE ORDER OF AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE, WITHOUT WARRANTY OR RECOURSE.


                                            ILLINOIS DEVELOPMENT FINANCE
                                            AUTHORITY, a political subdivision,
                                            body politic and corporate duly
                                            organized and existing under the
                                            laws of the State of Illinois

                                            By:
                                               ---------------------------------
                                            Its: Authorized Representative
(SEAL)

ATTEST:

By:
   -------------------------------------
Its: Secretary




                                 LOAN AGREEMENT
                                      C-3

                                                                       EXHIBIT D

                      DESCRIPTION AND COSTS OF THE PROJECT

     This project consists of the acquisition of land and the rehabilitation of a manufacturing facility located at 475 Industrial Drive, West Chicago, Illinois 60185 for use in the Company's business as a manufacturer of microwave printed circuit boards and the purchase of certain related equipment to be owned by the Company and to pay a portion of the costs of issuance of the Bonds.









                                 LOAN AGREEMENT
                                      D-1

                                                                       EXHIBIT E

                             REQUISITION CERTIFICATE

TO: American National Bank and Trust Company of Chicago, as Trustee American National Bank and Trust Company of Chicago, as Bank

FROM:       M-Wave, Inc. and Poly Circuits, Inc.

SUBJECT: $8,100,000 Illinois Development Finance Authority Variable Rate Demand Industrial Development Revenue Bonds (M-Wave, Inc. Project), Series 2001 (the "Bonds")

This represents Requisition Certificate No. _____ in the total amount of $__________ for payment of those Costs of the Project detailed in the schedule attached.

         The undersigned does certify that:

         1. All of the expenditures for which moneys are requested hereby represent proper Costs of the Project, have not been included in a previous Requisition Certificate and have been properly recorded on the Borrower's books.

         2. The moneys requested hereby are not greater than those necessary to meet obligations due and payable or to reimburse the Borrower for funds actually advanced for Costs of the Project. The moneys requested do not include retention or other moneys not yet due or earned under construction contracts.

         3. After payment of moneys hereby requested, there will remain available to the Borrower (from the Project Fund) sufficient funds to complete the Project substantially in accordance with the plans and specifications therefor.

         4. All of the payment herein requested from the Project Fund and all other payments from the proceeds of the Bonds (including investment earnings thereon) heretofore made from the Project Fund have been used or are being used by the Borrower to finance Costs of the Project, first incurred not more than sixty (60) days prior to the Inducement Date. Not more than two percent (2%) of the proceeds of the Bonds have been or will be used to pay, directly or indirectly, Issuance Costs for the Bonds.

         5. The Borrower is not in default under the Promissory Note, the Loan Agreement or the Reimbursement Agreement and nothing has occurred to the knowledge of the Borrower that would prevent the performance of its obligations under the Loan Agreement, the Promissory Note or the Reimbursement Agreement.

         6. Delivered herewith are copies of invoices or other appropriate documentation supporting the payments or reimbursements requested.



                                 LOAN AGREEMENT
                                      AE1

         Capitalized terms used but not defined herein shall have the meanings given in the Loan Agreement between the Borrower and the Illinois Development Finance Authority, as the Issuer relating to the Bonds.

         Executed this _____ day of ____________, ____.


                                        M-WAVE, INC., a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Its:  Authorized Borrower Representative


                                        POLY CIRCUITS, INC., an Illinois
                                        corporation


                                        By:
                                           -------------------------------------
                                        Its:  Authorized Borrower Representative



Approved:

AMERICAN NATIONAL BANK AND TRUST
COMPANY OF CHICAGO, as the Bank

By:
    --------------------------------
Its:
     -------------------------------



                                 LOAN AGREEMENT
                                      E-2

                  SCHEDULE TO REQUISITION CERTIFICATE NO. _____


PAYEE                             AMOUNT                            PURPOSE
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                                 LOAN AGREEMENT
                                      E-3